SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 1997


                             ICC Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)




      0-13865                                            23-2368845
----------------------                         -------------------------------
Commission File Number                         IRS Employer Identification No.




                  330 South Warminster Road, Hatboro, PA 19040
               ----------------------------------------------------
                    (address of principal executive offices)



                                 (215) 682-6600
                         -------------------------------
                         (Registrant's telephone number)

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Item 5. Other Events
        ------------


     See Exhibit 99.1 to this report identified in Item 7 below, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------


              Exhibit            Description
              -------            -----------

                 99.1 ICC Technologies, Inc. Press Release dated August 27, 1997, "ICC Technologies, Engelhard Restructure Desiccant Air-Conditioning Joint Venture".



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  August 29, 1997                           By: /s/ Manfred Hanuschek
                                                     ---------------------------
                                                     Manfred Hanuschek,
                                                     Chief Financial Officer







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